Exhibit 10.30

AMENDMENT NO. 6

Amendment No. 6, dated as of April 6, 2009 (“Amendment No. 6”), by and among LIFEPOINT HOSPITALS, INC. (formerly known as LAKERS HOLDING CORP.), a Delaware corporation (“Borrower”), the Lenders party hereto, CITICORP NORTH AMERICA, INC., as administrative agent for the Lenders (the “Administrative Agent”), and BANK OF AMERICA, N.A., as Issuing Bank, to the Credit Agreement dated as of April 15, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, the financial institutions listed on Schedule 2.01 thereto, as such Schedule may from time to time be supplemented and amended (the “Lenders”), the Administrative Agent, CIBC WORLD MARKETS CORP., BANK OF AMERICA, N.A., UBS SECURITIES LLC and SUNTRUST BANK, as co-syndication agents, and CITIGROUP GLOBAL MARKETS INC., as sole lead arranger and sole bookrunner. Terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, Borrower has requested that the Administrative Agent and the Requisite Lenders amend the Credit Agreement as set forth herein; and

WHEREAS, the Administrative Agent and the Requisite Lenders have considered and agreed to Borrower’s request, upon the terms and conditions set forth in this Amendment No. 6.

NOW, THEREFORE:

SECTION 1. Amendments.

(a)           Amendment to Section 1.01. Defined Terms.

The following defined terms shall be added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Doctors’ Hospital of Opelousas Sale” has the meaning assigned to such term in Section 6.04(xx).

“Opelousas Note” has the meaning assigned to such term in Section 6.04(xx).

(b)           Amendments to Section 6.04. Investments, Loans, Advances, Guarantees and Acquisitions.

Section 6.04 of the Credit Agreement is hereby amended by:

(i)           deleting “and” immediately following clause (xviii) therein; and

(ii)           adding the following immediately preceding the period therein:

“; and (xx) Investments consisting of a note (the “Opelousas Note”) received as part of the consideration for the sale of the acute care facility known as the Doctors' Hospital of Opelousas, located at 3983 I-49 South Service Road, Opelousas, Louisiana (the “Doctors’ Hospital of Opelousas Sale”) in compliance with Section 6.05(xiv)”

(c)           Amendment to Section 6.05. Asset Sales.

Section 6.05(xiv) of the Credit Agreement is hereby amended by adding the following immediately preceding the period therein:

“(provided that, notwithstanding such 80% cash consideration requirement, the Doctors’ Hospital of Opelousas Sale shall be permitted so long as such sale is for no more than $15.0 million, for fair value, and for at least 25% cash consideration, and so long as an amount of cash equal to the aggregate of all cash and non-cash consideration of such sale are applied on or prior to the fifth Business Day after receipt thereof (which date of receipt shall be no later than June 15, 2009) toward prepayment of the Term B Loans in accordance with Sections 2.05(c) and 2.05(e) (without any reinvestment option; for the avoidance of doubt, upon such application of such amount, no Loan Party shall have any further obligation to apply payments received on the Opelousas Note toward prepayment of any Loans)”

SECTION 2. Representations, Warranties and Covenants. The Loan Parties represent, warrant and covenant that:

(a)            this Amendment No. 6 has been duly authorized, executed and delivered by them and constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms;

(b)            after giving effect to this Amendment No. 6, the representations and warranties set forth in Article III of the Credit Agreement and the other Loan Documents will be true and correct with the same effect as if made on and as of the date hereof (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

(c)           no Default or Event of Default has occurred and is continuing.

SECTION 3. Conditions to Effectiveness. This Amendment No. 6 shall become effective when:

(a)            the Administrative Agent shall have received counterparts of this Amendment No. 6 that, when taken together, bear the signatures of Lenders constituting the Requisite Lenders and the Loan Parties;

(b)            all corporate and other proceedings taken or to be taken in connection with this Amendment No. 6 and all documents incidental thereto, whether or not referred to herein, shall be reasonably satisfactory in form and substance to the Administrative Agent; and

(c)            all fees and expenses required to be paid or reimbursed by Borrower pursuant to the Credit Agreement, including all invoiced fees and expenses of counsel to the Administrative Agent, shall have been paid or reimbursed, on or prior to effectiveness as applicable.

SECTION 4. Applicable Law. THIS AMENDMENT NO. 6 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. SECTION 9.11 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT NO. 6.

SECTION 5. Credit Agreement; Loan Document. Except as expressly set forth herein, this Amendment No. 6 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. For the avoidance of doubt, this Amendment No. 6 shall be deemed to be a “Loan Document” within the meaning of the Credit Agreement.

SECTION 6. Counterparts. This Amendment No. 6 may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Amendment No. 6 by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment No. 6.

SECTION 7. Roles. Citigroup Global Markets Inc. shall act in the capacity as Sole Lead Arranger and Sole Bookrunner with respect to this Amendment No. 6, but in such capacities shall not have any obligations, duties or responsibilities, nor shall incur any liabilities, under this Amendment No. 6 or any other Loan Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be duly executed by their authorized officers as of the date set forth above.
LIFEPOINT HOSPITALS, INC.

By:	/s/ David M. Dill
Name: David M. Dill
Title: COO and CFO

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO (other than LifePoint Asset Management Company, Inc.)

By:	/s/ Mary Kim Shipp
Name: Mary Kim Shipp
Title: Secretary

LIFEPOINT ASSET MANAGEMENT COMPANY, INC.

By:	/s/ Mary Kim Shipp
Name: Mary Kim Shipp
Title: Asst. Secretary

[Amendment No. 6]

CONSENTED TO:

CITICORP NORTH AMERICA, INC., as Administrative Agent

By:	/s/ Allen Fisher	By:	/s/ Allen Fisher
	Name: Allen Fisher		Name: Allen Fisher
	Title: Vice President		Title: Vice President

[Amendment No. 6]

SCHEDULE I

GUARANTORS

Acadian Physician Practices, LLC
America Management Companies, LLC
AMG-Crockett, LLC
AMG-Hilcrest, LLC
AMG-Hillside, LLC
AMG-Livingston, LLC
AMG-Logan, LLC
AMG-Southern Tennessee, LLC
AMG-Trinity, LLC
Andalusia Physician Practices, LLC
Ashland Physician Services, LLC
Ashley Valley Medical Center, LLC
Ashley Valley Physician Practice, LLC
Athens Physicians Practice, LLC
Athens Regional Medical Center, LLC
Barrow Medical Center, LLC
Bartow General Partner, LLC
Bartow Healthcare System, Ltd.
Bartow Memorial Limited Partner, LLC
Bolivar Physician Practices, LLC
Bourbon Community Hospital, LLC
Bourbon Physician Practice, LLC
Brim Hospitals, Inc.
Buffalo Trace Radiation Oncology Associates, LLC
Bullitt County Hospital, LLC
Care Health Company, Inc.
Castleview Hospital, LLC
Castleview Medical, LLC
Castleview Physician Practice, LLC
Clinch Professional Physician Services, LLC
Clinch Valley Endocrinology, LLC
Clinch Valley Medical Center, Inc.
Clinch Valley Pulmonology, LLC
Clinch Valley Urology, LLC
Colorado Plains Physician Practices, LLC
Community-Based Services, LLC
Community Hospital of Andalusia, Inc.
Community Medical, LLC
Crockett Hospital, LLC
Crockett PHO, LLC

Danville Diagnostic Imaging Center, LLC
Danville Physician Practices, LLC
Danville Regional Medical Center, LLC

[Amendment No. 6]

Danville Regional Medical Center School of Health Professions, LLC
Dodge City ASC, LLC
Dodge City Healthcare Group, LLC
Dodge City Healthcare Partner, Inc.
Eunice Community Medical Center, LLC
Georgetown Community Hospital, LLC
Georgetown Rehabilitation, LLC
Guyan Valley Hospital, LLC
Halstead Hospital, LLC
HCK Logan Memorial, LLC
HDP Andalusia, LLC
HDP Georgetown, LLC
Hillside Hospital, LLC
Historic LifePoint Hospitals, Inc.
HRMC, LLC
HST Physician Practice, LLC
HTI Georgetown, LLC
HTI PineLake, LLC
Integrated Physician Services, LLC
Kansas Healthcare Management Company, Inc.
Kansas Healthcare Management Services, LLC
Kentucky Hospital, LLC
Kentucky Medserv, LLC
Kentucky MSO, LLC
Kentucky Physician Services, Inc.
Lake Cumberland Physician Practices, LLC
Lake Cumberland Regional Hospital, LLC
Lake Cumberland Regional Physician Hospital Organization, LLC
Lakeland Community Hospital, LLC
Lakeland Physician Practices, LLC
Lander Valley Medical Center, LLC
Lander Valley Physician Practices, LLC
Las Cruces Physician Practices, LLC
LHSC, LLC
LifePoint Acquisition Corp.
LifePoint Asset Management Company, Inc.
LifePoint Billing Services, LLC
LifePoint Corporate Services, General Partnership
LifePoint CSGP, LLC
LifePoint CSLP, LLC
LifePoint Holdings 2, LLC
Lifepoint Holdings 3, Inc.
LifePoint Hospitals Holdings, Inc.
LifePoint Medical Group - Hillside, Inc
LifePoint of GAGP, LLC
LifePoint of Georgia, Limited Partnership

LifePoint of Kentucky, LLC
LifePoint of Lake Cumberland, LLC
LifePoint RC, Inc.
LifePoint VA Holdings, Inc.
LifePoint WV Holdings, Inc.
Livingston Regional Hospital, LLC
Logan General Hospital, LLC
Logan Healthcare Partner, LLC
Logan Medical, LLC
Logan Memorial Hospital, LLC
Logan Physician Practice, LLC
Los Alamos Physician Practices, LLC
Martinsville Physician Practices, LLC
Meadowview Physician Practice, LLC
Meadowview Regional Medical Center, LLC
Meadowview Rights, LLC
Mexia Principal Healthcare Limited Partnership
Mexia-Principal, Inc.
Northeastern Nevada Physician Practices, LLC
Northwest Medical Center-Winfield, LLC
NWMC-Winfield Physician Practices, LLC
Opelousas Imaging Center Partners, LLC
Outpatient Services, Inc.
Orthopedics of Southwest Virginia, LLC
Palestine-Principal G.P., Inc.
PHC Hospitals, LLC
PHC-Ashland. L.P.
PHC-Aviation, Inc.
PHC-Belle Glade, Inc.
PHC-Charlestown, L.P.
PHC-Cleveland, Inc.
PHC-Doctors’ Hospital, Inc.
PHC-Elko, Inc.
PHC-Eunice, Inc.
PHC-Fort Mohave, Inc.
PHC-Fort Morgan, Inc.
PHC-Indiana, Inc.
PHC-Knox, Inc.
PHC-Lake Havasu, Inc.
PHC-Lakewood, Inc.
PHC-Las Cruces, Inc.
PHC-Los Alamos, Inc.
PHC-Louisiana, Inc.
PHC-Martinsville, Inc.
PHC-Minden G.P., Inc.
PHC-Minden, L.P.

PHC-Morgan City, L.P.
PHC-Morgan Lake, Inc.
PHC-Opelousas, L.P.
PHC-Palestine, Inc.
PHC-Selma, LLC
PHC-Tennessee, Inc.
PineLake Physician Practice, LLC
PineLake Regional Hospital, LLC
Poitras Practice, LLC
PRHC-Alabama, LLC
PRHC-Ennis G.P., Inc.
PRHC-Ennis, L.P.
Principal Hospital Company of Nevada, Inc.
Principal Knox, L.L.C.
Principal Knox, L.P.
Principal-Needles, Inc.
Province Healthcare Company
Putnam Ambulatory Surgery Center, LLC
Putnam Community Medical Center, LLC
Putnam Physician Practices, LLC
R. Kendall Brown Practice, LLC
Raleigh General Hospital, LLC
River Parishes Holdings, LLC
River Parishes Hospital, LLC
River Parishes Partner, LLC
River Parishes Physician Practices, LLC
Riverton Memorial Hospital, LLC
Riverton Oncology Practice, LLC
Riverton Physician Practices, LLC
Riverview Medical Center, LLC
Rockdale Hospital, LLC
Russellville Hospital, LLC
Russellville Physician Practices, LLC
Select Healthcare, LLC
Selma Diagnostic Imaging, LLC
Siletchnik Practice, LLC
Smith County Memorial Hospital, LLC
Somerset Surgery Partner, LLC
Southern Tennessee EMS, LLC
Southern Tennessee Medical Center, LLC
Southern Tennessee PHO, LLC
Spring View Hospital, LLC
Spring View Physician Practices, LLC
Springhill Medical Center, LLC
Starke Physician Practices, LLC
Texas Specialty Physicians

The MRI Center of Northwest Alabama, LLC
THM Physician Practice, LLC
Valley View Physician Practices, LLC
Vaughan Physician Practices, LLC
Ville Platte Medical Center, LLC
Ville Platte Physician Practices, LLC
West Virginia Management Services Organization, Inc.
Western Plains Physician Practices, LLC
Western Plains Regional Hospital, LLC
Woodford Hospital, LLC
Wyoming Holdings, LLC
Wythe County Community Hospital, LLC
Wythe County Physician Practices, LLC
Zone, Incorporated